UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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GSV Capital Corp.

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GSV CAPITAL CORP.
2925 Woodside Road
Woodside, CA 94062

April 26, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of GSV Capital Corp. (the “Company”) to be held on June 7, 2017 at 12:00 p.m., Pacific Time, at the offices of GSVlabs, 585 Broadway Street, Redwood City, CA 94063.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) elect one director of the Company, and (ii) ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2017 Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet. You will be able to vote electronically at www.proxyvote.com or by calling 1-800-690-6903. Your vote is important.

Sincerely yours,

/s/ Michael T. Moe

Michael T. Moe
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 7, 2017.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2016 are available on the internet at http://investors.gsvcap.com/.

The following information applicable to the Annual Meeting may be found in the proxy statement and/or accompanying proxy card:

•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the meeting and voting in person.

GSV CAPITAL CORP.
2925 Woodside Road
Woodside, CA 94062
(650) 235-4769

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2017

To the Stockholders of GSV Capital Corp.:

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of GSV Capital Corp. (the “Company”) will be held on June 7, 2017 at 12:00 p.m., Pacific Time, at the offices of GSVlabs, 585 Broadway Street, Redwood City, CA 94063. The Annual Meeting will be held for the following purposes:

1.	To re-elect one director of the Company to serve for a term of three years, or until his successor is duly elected and qualified;
2.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
3.	To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 12, 2017. Regardless of whether you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or register your vote by telephone or through the internet. You must have your control number, found on your proxy card, in order to vote. Prior to the Annual Meeting, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ William F. Tanona

William F. Tanona
Corporate Secretary

Woodside, California
April 26, 2017

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

GSV CAPITAL CORP.
2925 Woodside Road
Woodside, CA 94062
(650) 235-4769

PROXY STATEMENT
2017 Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of GSV Capital Corp. (the “Company,” “GSV Capital,” “we,” “us” or “our”) for use at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 7, 2017 at 12:00 p.m., Pacific Time, at the offices of GSVlabs, 585 Broadway Street, Redwood City, CA 94063, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are first being sent to stockholders on or about April 26, 2017.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. Prior to the Annual Meeting or prior to any postponements or adjournments, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director and FOR the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc., in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting or by voting by telephone or on-line at www.proxyvote.com. Please send any such notice of revocation to GSV Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Any stockholder of record attending the Annual Meeting may vote in person regardless of whether he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting.

If you do not vote in person at the Annual Meeting or submit voting instructions to your broker or nominee, your broker or nominee may still be authorized to vote your shares as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. Please instruct your bank or broker so your vote can be counted.

Stockholders of record may also vote either via the internet or by telephone prior to the Annual Meeting. Specific instructions to be followed by stockholders of record interested in voting via the internet or telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To re-elect one director of the Company to serve for a term of three years, or until his successor is duly elected and qualified;
2.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
3.	To transact such other business as may properly come before the Annual Meeting.

Record Date

You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on April 12, 2017 (the “Record Date”). Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 22,181,003 shares of the Company’s common stock outstanding. Thus, 11,090,502 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum. Abstentions and “withhold” votes will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the beneficial owner of the shares and does not have, or chooses not to exercise, discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors.  The election of a director requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold” with respect to a nominee, your shares will not be voted with respect to the person indicated. Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.

Additional Solicitation.  If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies. Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable out-of-pocket expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, its investment adviser and its administrator, in each case without special compensation therefor. The principal business address of both our investment adviser, GSV Asset Management, LLC (“GSV Asset Management”), and our administrator, GSV Capital Service Company, LLC (“GSV Capital Service Company”), is 2925 Woodside Road, Woodside, CA 94062.

Stockholders may also provide their voting instructions by telephone or through the internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or internet link. Stockholders who vote via the internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Annual Meeting.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: William F. Tanona, Corporate Secretary, GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, or by calling (650) 235-4769.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 2925 Woodside Road, Woodside, CA 94062.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class(2)
Interested Directors:
Michael T. Moe	67,583			*
Mark D. Klein	49,007	(3)		*
Mark W. Flynn	5,000			*
Independent Directors:
Leonard A. Potter	24,333			*
Ronald M. Lott	None			*
Marc Mazur	None			*
Executive Officers:
William F. Tanona	10,000			*
Carl M. Rizzo	None			*
Executive officers and directors as a group (8 persons)	155,923			*
Other:
Pine River Capital Management L.P.	2,163,432	(4)	9.75	%(4)
Division of Investment, Department of Treasury, State of New Jersey	1,771,712	(5)	7.99	%(5)
RiverNorth Capital Management	1,179,892	(6)	5.32	%(6)

*	Represents less than one percent (1.0%)
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 22,181,003 shares of the Company’s common stock issued and outstanding as of the Record Date.
(3)	Includes 1,667 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein.
(4)	Based on information obtained in a Schedule 13G/A filed jointly by Pine River Capital Management L.P. and Mr. Brian Taylor on February 7, 2017, and information obtained in a Statement of Changes in Beneficial Ownership on Form 4 filed jointly by Pine River Capital Management L.P., Mr. Brian Taylor and Pine River Master Fund Ltd. on February 28, 2017. Pine River Capital Management L.P. and Mr. Taylor have shared voting and dispositive power over 2,163,432 shares and disclaim beneficial ownership in the common stock except to the extent of their pecuniary interest therein. The address of Pine River Capital Management L.P., Mr. Brian Taylor and Pine River Master Fund Ltd. is 601 Carlson Parkway, 7th Floor, Minnetonka, MN 55305.

This amount represents shares of common stock underlying the Company’s 5.25% Convertible Notes due 2018 (“Convertible Senior Notes”). According to Pine River Capital Management L.P., Mr. Brian Taylor and Pine River Master Fund Ltd.’s (collectively, “Pine River”) Statement of Changes in Beneficial Ownership on Form 4 filed on February 28, 2017, Pine River owns $25,953,000 in aggregate principal amount of the Convertible Senior Notes. The Convertible Senior Notes are convertible into shares of the Company’s common stock at any time, at a current conversion rate of 83.3596 shares of common stock per $1,000 principal amount of notes, equivalent to a conversion price of approximately $12.00 per share of common stock, subject to adjustment in certain events.

(5)	Based on information obtained in a Schedule 13G/A filed by the Division of Investment, Department of Treasury, State of New Jersey (the “New Jersey Division of Investment”) on January 10, 2017. The New Jersey Division of Investment beneficially owns and has sole dispositive and voting power over 1,771,712 shares. The address of the New Jersey Division of Investment is 50 West State Street, 9th Floor, P.O. Box 290, Trenton, NJ 08625.
(6)	Based on information obtained in a Schedule 13G filed by RiverNorth Capital Management, LLC (“RiverNorth”) on February 14, 2017. RiverNorth beneficially owns and has sole dispositive and voting power over 1,179,892 shares. The address of RiverNorth is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Michael T. Moe	Over $100,000
Mark D. Klein	Over $100,000
Mark W. Flynn	$10,001 – $50,000
Independent Directors
Leonard A. Potter	Over $100,000
Ronald M. Lott	None
Marc Mazur	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $4.59 per share on the Record Date on the Nasdaq Capital Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s charter, the number of directors is set at five unless otherwise designated by the Board of Directors pursuant to the Company’s bylaws. In accordance with the Company’s bylaws, the Board of Directors has designated the number of directors to be seven, six of whom are currently serving on the Board of Directors. Our Board of Directors has appointed David S. Pottruck to fill the vacancy on the Board of Directors and to serve as an independent director, effective May 31, 2017. See “— Director Independence” below for more information. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Mark D. Klein has been nominated for re-election for a three-year term expiring in 2020. Mr. Klein is not being proposed for re-election pursuant to any arrangement or understanding between him and any other person.

A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominee named above. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the person named above will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominee and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for director-nominees. Each of our directors and each of the director-nominees has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and the director-nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director-nominee have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to Mr. Klein, the nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominees and the directors listed below is 2925 Woodside Road, Woodside, CA 94062.

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Michael T. Moe	54	Chief Executive Officer and Chair of the Board of Directors	2010	2018
Mark W. Flynn	61	President and Director	2011	2018
Mark D. Klein	55	Director	2011	2017
Independent Directors
Leonard A. Potter	55	Director	2011	2019
Ronald M. Lott	57	Director	2015	2019
Marc Mazur	57	Director	2017	2019

Interested Directors

Mr. Moe is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company due to his position as our Chief Executive Officer and as a principal of and Chief Investment Officer for GSV Asset Management. Mr. Flynn is an “interested person,” as defined in the 1940 Act, of the Company due to his positions as our President and Co-Managing Partner of GSV Asset Management. Mr. Klein is an “interested person,” as defined in the 1940 Act, of the Company due to his financial relationship as a consultant for GSV Asset Management. Mr. Klein, or entities with which he is affiliated, receives fees from GSV Asset Management equal to a percentage of each of the base management fee and the incentive fee paid by us to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management.

Michael Moe has served as our Chief Executive Officer and Chair of our Board of Directors since 2010 and is primarily responsible for overall investment strategies and portfolio management. Mr. Moe served as our President from 2010 to 2014. In addition, Mr. Moe co-founded GSV Asset Management and has served as its Chief Executive Officer, Co-Managing Partner and Chief Investment Officer since 2010. Prior to founding GSV Capital, in 2009 Mr. Moe co-founded and served as an advisor to Next Advisors, which became GSV Advisors in 2011. Also during this time, Mr. Moe co-founded and served as Chief Executive Officer of Next Up Media beginning in December 2009, which became GSV Media in May 2011. Mr. Moe previously co-founded and served as Chairman and Chief Executive Officer of ThinkEquity Partners, an investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies, from 2001 to 2008. Prior to founding ThinkEquity, Mr. Moe served as head of Global Growth Research at Merrill Lynch from 1998 to 2001, and before that served as head of Growth Research and Strategy at Montgomery Securities from 1995 to 1998. Mr. Moe also served as a member of the board of directors for Cricket Media Group, a K-12 social learning network, from 2010 until May 2016, and served as a director for 2U Inc., a leading provider of educational cloud-based software-as-a-service solution, from 2013 until June 2016. Mr. Moe earned his B.A. in Political Science and Economics at the University of Minnesota and is a CFA charter holder.

Our Board of Directors has concluded that Mr. Moe’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters, and that therefore he is qualified to serve as a member of our Board of Directors.

Mark Flynn has served as a member of our Board of Directors since 2011 and has served as Co-Managing Partner of GSV Asset Management since 2013 and as our President since 2014. Mr. Flynn has also managed Trilogy Capital Partners (“Trilogy”), a Menlo Park, California based private investment firm, since its formation in 1997. Prior to forming Trilogy, Mr. Flynn worked in various capacities in the investment banking groups at Salomon Brothers and Volpe, Brown & Whelan. During his investment-banking career, Mr. Flynn primarily worked with technology and health care companies. At Salomon Brothers, he was responsible for the Global Software and Internet investment banking activities. Previously Mr. Flynn worked for Arthur Young and Company in the High Technology practice. Mr. Flynn previously served as a regent at

St. John’s University and as Chairman of The Preserve Company. He was also a member of the board of directors of the DAPER Fund at Stanford University as well as a number of privately held companies. He is a graduate of Saint John’s University in Collegeville, Minnesota and received an MBA from Harvard Business School.

Our Board of Directors has concluded that Mr. Flynn’s extensive familiarity with the financial and investment management industries and experience evaluating technology-related companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Mark Klein has served as our Designated Lead Director since March 2016 and has served on our Board of Directors since 2011. Since 2010, Mr. Klein has also served as a Managing Member and Majority Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Mr. Klein also maintains registration with the Klein Group, LLC as a registered representative and Principal. In addition, Mr. Klein serves on the board of directors for Atlantic Alliance Partnership Corp., has served as a financial advisor at MK Capital Advisors, LLC since April 2012 and served as Chief Executive Officer and Co-Chairman of National Holdings Corporation from March 2013 to December 2014. Mr. Klein also served as a director of New University Holdings Corp. (“NUH”), a capital pool company listed on the TSX Venture Exchange, from its inception in 2010 through August 2011, when NUH merged with ePals, Inc., a K-12 learning network provider. In addition, from April 2010 until May 2011, Mr. Klein served as the Chief Executive Officer and President and a director of 57th Street General Acquisition Corp., a special purpose acquisition company, until it completed a merger with Crumbs Bake Shop. Subsequently, Mr. Klein served as a member of the board of directors of Crumbs from May 2011 to March 2014. Mr. Klein served until 2009 as the Chief Executive Officer, President and a Director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company he helped form in 2007, and which completed a merger with Great American Group LLC. Mr. Klein served on the board of directors of Great American Group until August 2014. From 2007 until 2008, Mr. Klein served as the Chief Executive Officer of Hanover Group US LLC, an indirect US subsidiary of the Hanover Group. Prior to joining Hanover in 2007, Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc. From April 2005 to September 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Mr. Klein was a registered representative at Ladenburg Thalmann & Co. Inc. from April 2005 to April 2012. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management, and also received a bachelor’s degree, with high distinction, in Business Administration from Emory University.

Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Independent Directors

Leonard A. Potter has served as a member of our Board of Directors since 2011. Mr. Potter founded and has served as the President and Chief Investment Officer of Wildcat Capital Management, LLC, a registered investment advisor, since its inception in September 2011. In addition, Mr. Potter has served as the Chief Executive Officer of Infinity Q Capital Management, also a registered investment advisor, since its inception in early 2014. From 2002 through 2009, Mr. Potter was a Managing Director — Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From 2009 until joining Wildcat, Mr. Potter served as a consultant to SFM and as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets that was backed by SFM. From September 1998 until joining SFM, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a

Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter has served and continues to serve as a director on a number of boards of public and private companies, including Solar Capital Ltd. (NASDAQ: SLRC), Solar Senior Capital Ltd. (NASDAQ: SUNS), both of which are business development companies, and, since January 2017, as chairman of the board of directors for Hilton Grand Vacations Inc. (NYSE: HGV). Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law.

Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Ronald M. Lott has served as a member of our Board of Directors since 2015. Mr. Lott, a member of the Professional and College Football Halls of Fame, has served as the Chief Executive Officer of Lott Auto Ventures, LLC since 2004. Mr. Lott was previously co-partner and owner of Mercedes-Benz of Medford, Oregon from 2003 until 2011 and Stan Morris Chrysler in Tracy, California from 1997 until 1998. Mr. Lott has also been a member of the board of directors of OneMain Holdings, Inc. (NYSE: OMF), a provider of consumer finance and credit insurance products and services, since 2013. In 1999, Mr. Lott co-founded HRJ Capital, L.L.C., an investment management firm, remaining as a managing partner through 2009, until it was sold. Since 2013, Mr. Lott has been a consultant for TVU Networks Corp., a product and service company for the television industry, and has been a consultant at H. Barton Asset Management, LLC since 2009. Mr. Lott played 14 seasons in the National Football League before retiring from professional football in 1994.

Our Board of Directors has concluded that Mr. Lott’s leadership experience and his extensive business and management experience as a director of a public company and as a small business owner provide significant value to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Marc Mazur has served as a member of our Board of Directors since March 2017. Mr. Mazur has also served as an Industry Advisor to Brightwood Capital Advisors, LLC, an investment fund, since 2014 and has served as a member of the board of directors for Fibrocell Science, Inc. (NASDAQ: FCSC), an autologous cell and gene therapy company, since April 2010. He has also been a senior advisor to Tsinghua Venture Capital, the venture investment arm of Tsinghua University in Beijing, since 2007. From October 2006 until December 2008, Mr. Mazur served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, the U.S. arm of London-based Brevan Howard, and from 1998 until 2001 he served as Vice President for Strategic Business Development for CareInsite, Inc. and its parent company, Medical Manager Corp, both of which were acquired by WebMD, LLC. Mr. Mazur also previously served as a Vice President in the Fixed Income Division of The Goldman Sachs Group, Inc. from 1987 until 1996, and served as a consultant for Goldman from 1997 to 1999. He has served on a number of private company boards in the wellness, population health and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law.

Our Board of Directors has concluded that Mr. Mazur’s senior executive-level experience in finance, healthcare consulting and business strategy, as well as his board experience, provide valuable expertise to the Board of Directors, and that therefore, he is qualified to serve as a member of our Board of Directors.

Information about the Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of the Company. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Position	Executive Officer Since
William F. Tanona	43	Chief Financial Officer, Treasurer and Corporate Secretary	2014
Carl M. Rizzo	65	Chief Compliance Officer	2014

William F. Tanona has served as our Chief Financial Officer, Treasurer and Secretary since June 2014. Mr. Tanona was a managing director at Fortress Investment Group from December 2011 to June 2014. Prior to joining Fortress in 2011, Mr. Tanona was a Managing Director at UBS AG from December 2010 to June 2011. Mr. Tanona was a Managing Director at Collins Stewart from May 2009 to June 2010. Mr. Tanona had previously spent over a decade at global investment banks including Goldman Sachs and JPMorgan as an equity research analyst covering financial institutions. Mr. Tanona graduated from Villanova University’s School of Business with an Accounting major. Mr. Tanona has been awarded the Chartered Financial Analyst (CFA) designation.

Carl M. Rizzo has served as our Chief Compliance Officer since June 2014. Mr. Rizzo has served as a director at Alaric Compliance Services LLC since April 2011 and performs his functions as our Chief Compliance Officer under the terms of an agreement between GSV Capital Service Company and Alaric Compliance Services LLC. Mr. Rizzo has also served as the Chief Compliance Officer for GSV Growth Credit Fund Inc., a business development company, since February 2016 and as the Chief Compliance Officer for TriplePoint Venture Growth BDC Corp. (NYSE: TPVG), a business development company, since it commenced operations in 2014. Further, he served as Chief Compliance Officer for Clearlake Capital Group LP from January 2014 until February 2015. At Alaric Compliance Services LLC, Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctor degree from the University of Richmond’s T.C. Williams School of Law.

Director Independence

In accordance with rules of the Nasdaq Capital Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us and that he or she satisfied the independence requirements of the 1940 Act. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Capital Market. The applicable Nasdaq Capital Market rules provide that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of GSV Capital, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of Messrs. Lott, Potter and Mazur is independent and has no relationship with us, except as a director and/or stockholder. Michael T. Moe is not independent due to his position as our Chief Executive Officer and as a principal of and Chief Investment Officer for GSV Asset

Management. Mark D. Klein is not independent due to his financial relationship as a consultant with GSV Asset Management. Mark W. Flynn is not independent due to his positions as Co-Managing Partner of GSV Asset Management and President of GSV Capital.

As previously disclosed on March 16, 2017 and March 23, 2017 in current reports on Form 8-K each of Catherine J. Friedman and Bradford C. Koenig resigned as a member of our Board of Directors, effective as of March 17, 2017. Both Ms. Friedman and Mr. Koenig were independent directors of our Board of Directors and, as a result of their resignations, our Board of Directors no longer comprises a majority of independent directors as required by Nasdaq Listing Rule 5605(b)(1). In accordance with Nasdaq Listing Rule 5605(b)(1)(A), we have until September 13, 2017 to regain compliance with Nasdaq Listing Rule 5605(b)(1).

To remedy the noncompliance with the Nasdaq Listing Rules prior to the expiration of the applicable cure period described above, our Board of Directors has appointed two new directors: Marc Mazur and David S. Pottruck. Our Board of Directors appointed Marc Mazur to serve as a director, effective March 17, 2017, in order to fill the vacancy on our Board of Directors created by Ms. Friedman’s resignation. As mentioned above, Mr. Mazur is an “independent director,” as defined by Nasdaq Listing Rule 5605(a)(2). Our Board of Directors also appointed David S. Pottruck to serve as a director, effective May 31, 2017, in order to fill the vacancy on our Board of Directors created by Mr. Koenig’s resignation. Upon the effective date of his appointment to our Board of Directors, Mr. Pottruck is expected to be an “independent director,” as defined by Nasdaq Listing Rule 5605(a)(2). As a result of the appointments of Messrs. Mazur and Pottruck to our Board of Directors, we expect to be back in compliance with Nasdaq Listing Rule 5605(b)(1) effective May 31, 2017.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of GSV Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to GSV Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a Chair to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chair of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of GSV Capital and its stockholders at such times.

Presently, Mr. Moe serves as the Chair of our Board of Directors. Mr. Moe is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act because he is the Chief Executive Officer of GSV Capital and a principal of and the Chief Investment Officer for GSV Asset Management. Mr. Moe’s history with the GSV Asset Management, familiarity with GSV Asset Management’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chair of our Board of Directors. Mr. Klein has served as our Designated Lead Director since March 2016. Mr. Klein is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act due to his financial relationship as a consultant for GSV Asset Management.

Our view is that GSV Capital is best served through this existing leadership structure, as Mr. Moe’s and Mr. Klein’s relationships with GSV Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when non-independent directors serve as designated lead director and as Chair of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its four standing committees, each comprised solely of independent directors, which report to the entire Board of Directors and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee, compensation committee and valuation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The compensation committee’s risk oversight responsibilities include assisting the Board of Directors with matters related to compensation generally, including director compensation. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

Our Board of Directors’ role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an audit committee, nominating and corporate governance committee, a valuation committee and a compensation committee. During 2016, our Board of Directors held thirteen meetings, our audit committee held four meetings, our nominating and corporate governance committee held one meeting, our valuation committee held five meetings and our compensation committee held one meeting. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve, with the exception of Ronald M. Lott. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. In 2016, all of our directors attended the annual meeting of stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee and which is made available on our website at http://investors.gsvcap.com/governance.cfm. The audit committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The audit committee is currently composed of Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mazur serves as Chair of the audit committee. Our Board of Directors has determined that Mr. Potter is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Lott, Mazur and Potter meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at http://investors.gsvcap.com/governance.cfm. The members of the nominating and corporate governance committee are Messrs. Potter and Lott, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. See “Submission of Stockholder Proposals” in this Proxy Statement for more information.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to us, our stockholders and our Board of Directors. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;
•	are free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	are willing and able to devote sufficient time to the affairs of GSV Capital and are diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of GSV Capital and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and
•	have the capacity and desire to represent the balanced, best interests of the stockholders of GSV Capital as a whole and not primarily a special interest group or constituency.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director-nominees. In determining whether to recommend a director-nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director-nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director-nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and valuation committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities that, while listed on a private securities exchange, have not actively traded. The valuation committee is presently composed of Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the valuation committee.

Compensation Committee

The compensation committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at http://investors.gsvcap.com/governance.cfm. The compensation committee is responsible for reviewing and evaluating compensation and making recommendations to the Board of Directors regarding incentive compensation, to the extent we have any employees in the future, and equity-based plans, to the extent we are no longer externally managed. In addition, the compensation committee is responsible for assisting the Board of Directors with matters related to compensation generally, including director compensation, and is responsible for annually reviewing the Investment Advisory Agreement by and between us and GSV Asset Management (the “Investment Advisory Agreement”) and recommending it to our Board of Directors for approval. The compensation committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committee. The compensation committee is presently composed of Messrs. Lott and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Lott serves as Chair of the compensation committee.

Communication with the Board of Directors

Stockholders with questions about us are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to GSV Capital Corp., Board of Directors, 2925 Woodside Road, Woodside, CA 94062. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the audit committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and our Chief Financial Officer, as well as any of our other officers, directors and employees. Our code of business conduct and ethics is available on our website at http://investors.gsvcap.com/governance.cfm. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Michael T. Moe	—	—	—
Mark D. Klein	—	—	—
Mark W. Flynn	—	—	—
Independent Directors
Leonard A. Potter	$85,000	—	$85,000
Catherine J. Friedman(3)	90,000	—	90,000
Bradford C. Koenig(3)	85,000	—	85,000
Ronald M. Lott	85,000	—	85,000
Marc Mazur(4)	—	—	—

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	On March 15, 2017, Ms. Friedman and Mr. Koenig each resigned as a member of the Board of Directors, effective as of March 17, 2017.
(4)	Mr. Mazur was appointed to the Board of Directors, effective on March 17, 2017, to fill the vacancy created by Ms. Friedman’s resignation. As such, Mr. Mazur did not receive compensation for service as a director during 2016.

Our independent directors currently receive an annual fee of $80,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors and committee meeting attended in person. In addition, the Chair of the audit committee receives an annual fee of $10,000 and each Chair of any other committee receives an annual fee of $5,000 for his or her additional services, if any, in these capacities. No compensation is paid to directors who are “interested persons” of GSV Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receive direct compensation from us. As a result, we do not engage any compensation consultants. Mr. Moe, our Chief Executive Officer, through his ownership interest in GSV Asset Management, our investment adviser, is entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement, which includes any fees payable to GSV Asset Management under the terms of the Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under the Investment Advisory Agreement.

The compensation of our finance, compliance, operations and administrative staff is paid by our administrator, GSV Capital Service Company, under the terms of the Administration Agreement between us and GSV Capital Service Company (the “Administration Agreement). We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services. Mr. Rizzo, our

Chief Compliance Officer, is compensated under the terms of an agreement between GSV Capital Service Company and Alaric Compliance Services LLC. GSV Capital Service Company has retained Mr. Rizzo and Alaric Compliance Services LLC pursuant to its obligations under the Administration Agreement. We had $2,545,316 in costs incurred under the Administration Agreement during the fiscal year ended December 31, 2016.

Related Party Transactions and Certain Relationships

We have entered into the Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Mr. Moe, through his ownership interest in GSV Asset Management, is entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement. See “Compensation of Chief Executive Officer and Other Executive Officers” above for more information. Messrs. Moe, Tanona and Flynn, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. Mr. Klein, a member of our Board of Directors, or entities with which he is affiliated, receives fees from GSV Asset Management equal to a percentage of each of the base management fee and the incentive fee paid by us to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to the Administration Agreement. GSV Asset Management controls GSV Capital Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

GSV Asset Management earned $6,896,347 in base management fees for the fiscal year ended December 31, 2016. For the year ended December 31, 2016, we reversed accrued incentive fees of $15,188,121. As of December 31, 2016, GSV Asset Management owed no receivables to us. In addition, as of December 31, 2016, we owed GSV Asset Management $422,025 primarily for the reimbursement of overhead allocation expenses.

We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services, which creates a conflict that our Board of Directors must monitor. During the fiscal year ended December 31, 2016, we incurred $2,545,316 in costs under the Administration Agreement, which includes the allocable portion of compensation expenses incurred by GSV Capital Service Company on our behalf for our finance, compliance, operations and administrative staff, as well as rent, the fees and expenses associated with performing compliance functions for GSV Asset Management, and its allocable portion of the compensation of any administrative support staff. We estimate that we will incur approximately $2.8 million in aggregate expenses under our Administration Agreement during the twelve months of operations following the date of this Proxy Statement.

Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, serves as Vice President of Business Development, Global Expansion for NestGSV, Inc. (d/b/a GSV Labs, Inc.), one of our portfolio companies. Diane Flynn, who is the spouse of our President, Mark Flynn, served as Chief Marketing Officer of NestGSV, Inc. until her resignation in January 2017. Ron Johnson, the Chief Executive Officer of Enjoy Technology, Inc., one of our portfolio companies, is the brother-in-law of our President, Mark Flynn. As of December 31, 2016, the fair values of our investments in NestGSV, Inc. and Enjoy Technology, Inc. were $5,106,751 and $5,443,091, respectively. Another one of our portfolio companies, SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.), previously utilized office space paid for by GSV Asset Management without paying GSV Asset Management or us any consideration for rent. We did not consider this an arms-length transaction. In August 2016, SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.) moved out of the office space paid for by GSV Asset Management.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, as of the Record Date, GSV Asset Management also managed Coursera@GSV Fund, LP and Coursera@GSV-EDBI Fund, LP, special purpose vehicles each comprised of an underlying investment in Coursera stock (collectively, the “Coursera Funds”), and serves as sub-adviser for certain investment series of GSV Ventures I LLC, GSV Ventures II LLC, GSV Ventures III LLC, GSV Ventures IV LLC, GSV Ventures V LLC and GSV Ventures VI LLC, each a venture capital and growth equity fund (collectively, the “GSV Ventures Funds”), and will likely manage one or more private funds, or series within such private funds, in the future. We have no ownership interests in the Coursera Funds or the GSV Ventures Funds sub-advised by GSV Asset Management.

While the investment focus of each of these entities, including the Coursera Funds and the GSV Ventures Funds, may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser, GSV Asset Management, intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both us and the other funds that are currently, or in the future may be, managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that we have priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between us and any such other funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our stockholder and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related-party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and Chief Financial Officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the audit committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and to us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to us by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2016, with the following inadvertent exception: Michael Moe, our Chief Executive Officer, filed late one Form 4 with respect to one transaction.

PROPOSAL II: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 1, 2017, our Board of Directors, including the audit committee, selected Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Deloitte also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries.

Deloitte has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Grant Thornton LLP (“Grant Thornton”) previously served as our independent registered public accounting firm; however, subsequent to the completion of fiscal year ended December 31, 2014, the audit committee of our Board of Directors conducted a review of the selection of our independent registered public accounting firm. As part of this process, our management contacted other independent registered public accounting firms and solicited input from them on their ability to provide the audit services that we require. Specifically, we sought detailed information about the firms’ experience auditing other business development companies that have elected to be taxed as regulated investment companies. We contacted these other independent registered public accounting firms for the audit of our annual financial statements for the fiscal year ended December 31, 2015.

On April 27, 2015, our Board of Directors elected to not renew its engagement of Grant Thornton as the Company’s independent registered public accounting firm. The decision of our Board of Directors was approved by its audit committee. On April 27, 2015, upon the recommendation of the audit committee, our Board of Directors appointed Deloitte to serve as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2015. Our stockholders ratified Deloitte’s appointment at our 2015 annual meeting of stockholders, held on June 3, 2015, and again at our 2016 annual meeting of stockholder held on June 1, 2016.

Deloitte’s reports on our financial statements for the fiscal years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Grant Thornton’s reports on our financial statements for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and through April 27, 2015, there were no (a) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2014 and 2013, and through April 27, 2015, the Company did not consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The following table presents fees for professional services rendered by Grant Thornton for the fiscal years ended December 31, 2016 and 2015:

	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
Audit Fees	$147,175	$95,220
Audit-Related Fees	—	—
Tax Fees	—	2,500
All Other Fees	—	—
Total Fees:	$147,175	$97,720

The following table presents fees for professional services rendered by Deloitte for the fiscal years ended December 31, 2016 and 2015:

	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
Audit Fees	$700,000	$618,000
Audit-Related Fees	52,500	—
Tax Fees	25,000	21,500
All Other Fees	—	—
Total Fees:	$777,500	$639,500

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were normally provided by our independent registered public accountants in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The audit committee of the Board of Directors of GSV Capital operates under a written charter adopted by the Board of Directors.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policies and Procedures

The audit committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The policy requires that the audit committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to subcommittees consisting of one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The audit committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The audit committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm during the year ended December 31, 2016, the matters an independent auditor is required to discuss with the audit committee under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB and has discussed with Deloitte & Touche LLP its independence. The audit committee has also considered whether the provision of non-audit services, and the fees charged for such services, by Deloitte & Touche LLP are compatible with Deloitte & Touche LLP maintaining its independence from the Company.

Conclusion

Based on the audit committee’s discussion with management and Deloitte & Touche LLP, the audit committee’s review of the audited financial statements, the representations of management and the report of Deloitte & Touche LLP to the audit committee, the audit committee recommended that the Company’s Board of Directors include the audited financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2016 for filing with the SEC. The audit committee also recommended the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Respectfully Submitted,

The Audit Committee
Leonard A. Potter1

[1]	The audit committee report was approved on March 1, 2017 by the then-current members of the audit committee: Catherine J. Friedman, Leonard A. Potter and Bradford C. Koenig. As discussed in “Proposal I: Election of Directors — Director Independence” and “Proposal I: Election of Directors — Committees of the Board of Directors — Audit Committee,” each of Ms. Friedman and Mr. Koenig resigned as a member of our Board of Directors, effective as of March 17, 2017. The Audit Committee is now comprised of Messrs. Lott, Mazur and Potter.

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2018 Annual Meeting of Stockholders will be held in June 2018, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2018 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of GSV Capital Corp. at 2925 Woodside Road, Woodside, California 94062. The Company must receive the proposal on or before December 27, 2017, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2018 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice must set forth all information required and must be delivered to the Corporate Secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2018 Annual Meeting of Stockholders, a stockholder’s notice submitted pursuant to the provisions of our bylaws must be received no earlier than November 27, 2017, and no later than 5:00 p.m., Eastern Time, on December 27, 2017; provided, however, that in the event that the date of the 2018 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the 2018 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2018 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2018 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice. The submission of a proposal pursuant to the provisions of the Company’s bylaws does not guarantee its presentation at any meeting of stockholders. We advise you to review our bylaws, a copy of which is on file with the SEC, and which contain additional requirements about advance notice of stockholder proposals and director nominations. In accordance with our bylaws, the Chair of the 2018 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on March 12, 2018 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on March 12, 2018.

Notices of intention to present proposals at the 2018 Annual Meeting of Stockholders should be addressed to the Corporate Secretary of GSV Capital Corp. at 2925 Woodside Road, Woodside, CA 94062. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting of stockholders in person. Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the internet.

By Order of the Board of Directors,

/s/ William F. Tanona

William F. Tanona
Corporate Secretary

Woodside, California
April 26, 2017

PRIVACY NOTICE

We are committed to protecting your privacy. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in the Company and may be changed at any time, provided a notice of such change is given to you.

You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in the Company.

We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser and administrator, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in each such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.

We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from them and provide reports to them.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer:

GSV Capital Corp.
2925 Woodside Road
Woodside, CA 94062
ATTN: Chief Compliance Officer

GSV CAPITAL CORP.
2925 WOODSIDE ROAD
WOODSIDE, CA 94062

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E24305-P84639

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GSV CAPITAL CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director	☐	☐	☐

Nominee:

01) Mark D. Klein

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for GSV Capital Corp. for the fiscal year ending December 31, 2017.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E24306-P84639

GSV CAPITAL CORP.
Annual Meeting of Stockholders June 7, 2017 12:00 P.M. PT
This proxy is solicited by the Board of Directors

The undersigned stockholder of GSV Capital Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Michael T. Moe and William Tanona, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the office of GSVlabs, Inc., 585 Broadway Street, Redwood City, CA 94063, on June 7, 2017 at 12:00 P.M., Pacific Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposals 1 and 2, and in the discretion of the proxies with respect to any other matters that may come before the meeting on which action can properly be taken, including any adjournment thereof. Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

Continued and to be signed on reverse side

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